Securities Act File No. 02-57547

                    LEXINGTON MONEY MARKET TRUST (THE "FUND")

                         Supplement dated July 31, 2000
                      to the Prospectus dated July 31, 2000

Acquisition of ReliaStar Financial Corp. by ING Groep N.V.

On May 1, 2000, ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Fund, and Pilgrim Securities, Inc., Distributor to the Fund, entered into an agreement under which it will be acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Fund as a result of the acquisition.

The advisory contract between the Fund and Pilgrim Investments may terminate automatically at the time of the acquisition. As a result, the Board of Trustees of the Fund approved a new advisory contract between the Fund and Pilgrim Investments, and shareholders of the Fund approved this contract at a meeting held on July 21, 2000.

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